Fees Summary	Mar. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 747,742,500
Previously Paid Amount	0
Total Fee Amount	114,479.38
Total Offset Amount	$ 0
Narrative Disclosure	The pricing supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum amount of that offering is $747,742,500.
Net Fee	$ 114,479.38
Narrative - Max Aggregate Offering Price	$ 747,742,500
Final Prospectus	true